T. Rowe Price
International Stock Portfolio

Semiannual Report

June 30, 1998

Dear Investor

International markets turned in sharply divergent performances in the second quarter following broad strength at the beginning of the year. Most European markets continued their ascent, encouraged by improving economic fundamentals, buoyant fund flows, and a healthy level of merger and acquisition activity. Japan was lackluster while Latin America was mostly weak in U.S. dollar terms.


PERFORMANCE REVIEW

Performance Comparison

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

International
Stock Portfolio                                    13.74%               5.04%

MSCI EAFE                                          16.08                6.38

Lipper Variable Annuity
Underlying International
Funds Average                                      16.25                9.42


Results were good for the six-month period ended June 30, largely because of the portfolio's exposure to the powerful European markets. Returns for the full year were only modest largely because of the sell-off in foreign markets at the end of 1997. Performance was slightly behind the unmanaged Morgan Stanley Capital Inter-national Europe Australasia Far East (EAFE) Index and the Lipper Variable Annuity Underlying International Funds Average, since some of our leading competitors have pushed their weightings in Europe to extreme levels and are virtually absent from the Pacific stock markets. While your fund was relatively underweighted in Europe, we believe our strategy of broad regional diversification will continue to benefit shareholders over time. We also maintained our preference for quality growth stocks, which underperformed other equity sectors.

An important theme in world markets was the focus on recovering cyclicals and restructuring stories, and against this background a number of our growth favorites were left behind. A typical example would be the financial sector. This is not a natural home for the growth stock investor but, just as in the U.S., the sector has led a number of European markets, driven by a steady stream of merger and acquisition stories. The financial sector is one of the largest in most European markets and our underweighting, although reduced significantly during the six months, has been uncomfortable. Another factor in stock selection was our use of medium- and smaller-capitalization companies, many of which are minor components of the index. We find growth much more attractively valued in such stocks but, again, our choices trailed local indices during a period when most of the action has been in large companies.

As mentioned, European markets took the lead, driven by signs of economic recovery on the Continent and continued merger and acquisition activity. Even the Pacific markets rallied at the beginning of the year, but in recent months they faded again as the economy in Japan failed to recover and the secondary effects of the Southeast Asian crisis began to emerge. Latin American stock markets were weak as some of the economic reforms stalled and the emerging market label impaired sentiment.


INVESTMENT REVIEW

Europe

Stock markets in Europe performed strongly during the past six months. A number of forces were at work. First, the goal of monetary union took a step closer to reality

Market Performance

Six Months                 Local Local               Currency             U.S.
Ended 6/30/98                 Currency       vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------
France                          39.64%                  -0.50%          38.94%

Germany                         37.25                   -0.39           36.72

Hong Kong                      -26.15                    0.00          -26.15

Italy                           34.19                   -0.53           33.47

Japan                            4.04                   -6.31           -2.52

Mexico                         -13.75                  -10.03          -22.41

Netherlands                     23.57                   -0.34           23.15

Singapore                      -30.80                   -0.27          -30.98

Sweden                          30.04                   -0.51           29.38

Switzerland                     25.53                   -3.84           20.72

United Kingdom                  14.09                    1.41           15.70

Source:  FAME Information Services, Inc., using MSCI indices with 11 of the member states achieving Maastricht economic convergence criteria, thereby agreeing to link their currencies as a precursor to the introduction of the euro in 1999. Only Greece failed the Maastricht test, and the remaining three states-U.K., Sweden, and Denmark-have opted out of the Economic and Monetary Union (EMU) for the time being. (See page 3.) Perhaps more important than the symbolism, preparation for monetary union has required key European economies to adopt far stronger fiscal measures than would otherwise have been the case. Equally important, these economies are at about the same point in their economic cycles, which means that a common monetary policy stands a better chance of success. Aside from the rising optimism about EMU, the combination of moderate inflation, steadily improving economic activity, and the realization that Europe is relatively immune from the Asian crisis all contributed to the strengths of European bourses.

Turning to individual countries, the U.K. economy continues to be ahead of the cycle in Continental Europe. In fact, it has remarkable similarities to the U.S. in the sense that steady growth has not yet triggered inflation despite some signs of overheating in the economy. This is partly due to the strength of sterling, which in turn has suppressed the export sector, but consumer expenditure has been remarkably buoyant. This put the Bank of England, which is now independently responsible for monetary policy, in something of a dilemma. If it raised interest rates to moderate the domestic economy, sterling could have risen further, putting the export sector under even more pressure. Conversely, any decline in interest rates might help manufacturers but run the risk of further stimulating the buoyant consumer sector. Faced with this dilemma, the Bank decided to notch up rates 25 basis points, to 7.5%, on June 4.

The U.K. stock market performed well with attention focused on the service sector, whereas the export companies were held back by the strength of sterling. The financial sector led the way and our position in National Westminster Bank, currently the portfolio's largest holding, recovered lost ground against its peers. Although not part of the merger and acquisition activity, a heavy cost-cutting program at this bank caught the investor's eye. Two other large U.K. holdings, Glaxo Wellcome and SmithKline Beecham, made headlines when they announced a merger that would have created the largest pharmaceutical company outside the U.S. Unfortunately, the merger aborted over the inability of management to agree on key executive positions in the new combine, and it was frustrating to see stock prices slide away.

In Germany the economy continued to recover, steadily led by the export sector. Unemployment has started to edge down but is still high compared with historical levels, and this has undermined consumer confidence. Interest rates remained stable despite the weakness of the deutschemark. We added to stocks in the German banking system, including shares in Dresdner Bank. Although the portfolio is underweight in Germany, a number of our larger holdings such as customer software manufacturer SAP aided results.

In the Netherlands, our overweighting has begun to help results. We added to our position in electronics giant Philips. Publishing companies Wolters Kluwer and Elsevier, two important holdings, had been lagging since they abandoned their merger earlier this year. Both companies pursued a successful strategy of acquiring smaller publishers; together they would have been a formidable force, but separately they are likely to compete with each other as smaller publishers are bought out by their larger rivals. At least ING Groep, the financial holding company, participated in Europe's booming financial sector, and the musical publisher Polygram powered ahead as parent Philips announced it was considering a spinoff.

France is showing signs of recovery from its awkward mix of high unemployment, low growth, and a steady trade surplus. With France becoming one of the largest of the new EMU countries, monetary policy will now lie in the hands of the new European Central Bank, and this will ensure that an external discipline pushes domestic reform. Despite this dull economic background, the stock market was one of the leaders in Europe and our overweighting here was helpful. Strong performance was seen in financial conglomerate AXA, retailer Pinault Printemps, and caterer Sodexho, which has recently announced a tie-up with Marriott to gain access to the U.S. market and improve economies of scale. We added to our position in Societe Generale.

In Switzerland, the trend was similar to other markets with pharmaceuticals such as Novartis and Roche lagging the market. Employment services company Adecco is a good example of a European niche service company doing well, and our holding here contributed strongly.

Far East

In contrast to the brighter picture in Europe, the economies of the Pacific Basin continue to be in poor shape. In Japan, a range of problems plagued the economy-some external, some self-induced. A large proportion of Japanese exports go to the Pacific region, and the collapse in demand here has been unhelpful. However, the most important factor is probably poor consumer sentiment, with rising unemployment becoming a real source of concern. Corporate bankruptcies at unprecedented levels simply add to the gloom. Foreign governments, particularly the U.S., have tried to persuade Japan to ease fiscal policy, but Prime Minster Hashimoto, who was the author of the ill-fated rising consumption tax last year, found it politically difficult to reverse his position, and it is unclear what course of action his successor will take.

1999: The Year of the Euro

On the first business day of 1999, several major Euro-pean countries will officially inaugurate the Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. The euro should facilitate business transactions across European borders and eliminate exchange rate costs. Since the euro has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

The currencies of the original participating countries will become fixed-rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The starting countries, which were selected in May 1998, are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The exchange rates for their currencies versus the euro were also set in May and will officially be determined by the end of 1998.

Country                        Currency                       Euro Rate
--------------------------------------------------------------------------------

Austria                        Schilling                          13.91

Belgium                        Franc                              40.78

Finland                        Mark                                6.01

France                         Franc                               6.63

Germany                        Mark                                1.98

Ireland                        Punt                                0.80

Italy                          Lira                            1,958.00

Luxembourg                     Franc                              40.78

Netherlands                    Guilder                             2.23

Portugal                       Escudo                            202.70

Spain                          Peseta                            168.20

Source:  The Wall Street Journal, May 4, 1998

Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments, such as stocks, might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other reporting agencies. Thus, some of the European holdings in your funds will be valued in euros.

This will not affect the investment value of your funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have adopted the economic terms of the Maastricht Treaty of 1993 (or are moving to do so) will be able to participate in the EMU. The primary criteria for joining are:

o    a sustainable budget deficit less than 3% of GDP;

o    public debt less than 60% of GDP;

o inflation no higher than 1.5 percentage points above the average of the three member countries with the lowest rates;

o interest rates no more than 2.0 percentage points above the average of the three members with the lowest rates; and

o    no currency devaluations within two years of application.

So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs, which would make it difficult to meet EMU budget deficit limits. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.

Geographic Diversification

Europe      Japan       Latin       Pacific     Other and
                        America     Rim         Reserves

72%         15%         5%          4%          4%

Based on net assets as of 6/30/98.

To see the real extent of Japan's problems, one need look no further than the banking sector itself. Following the bubble years of the late 1980s, Japan's banks became overextended and are now saddled with substantial bad loans particularly in the real estate sector. For a long time the Japanese authorities seemed to deny the problems facing Japanese banks, whereas resolute action earlier might have avoided the trauma now engulfing the financial sector. Last November there was a series of unprecedented bankruptcies of which Hokkaido Takushoku (Japan's tenth-largest bank) and Yamaichi Securities (one of Japan's "big four" brokers) were the most prominent. Japanese bond yields recently reached an all-time low of 1.3% but, although the economy is awash with money, there is a worsening credit crunch as Japanese banks rein in their lending. As bank lending declined, the scarcity of long-term capital fed through to lower capital equipment orders and corporate expenditure programs have been put on hold.

The stock market started the year well with investors optimistic that the worst of the banking crisis was over and that the economy should now improve. More recently, however, prices slipped as the news on the economy remained unremittingly poor. Our strategy has been to underweight the market in general, and we recently reduced our positions in blue chip exporters Canon and Pioneer, which had performed relatively well.

Turning to Southeast Asia, we know from the Mexican experience that the secondary effects of a massive currency devaluation may be slow to emerge but are very traumatic when they eventually arrive. IMF-led reforms are slow to have an effect whereas rapidly rising inflation-which we are now seeing in the worst-hit Asian economies-is socially and financially disruptive.

Asia's financial crisis was certainly damaging, but not all the economies were affected equally by a mix of currency devaluation and financial collapse. There has been a slowdown in China, but the Chinese renminbi and the Hong Kong dollar have been stable as the authorities managed to avoid a competitive devaluation with the rest of the region. In Hong Kong we sold some positions, including real estate developer New World Development and conglomerate Swire Pacific. Singapore saw its dollar drift a little against the U.S. dollar but continued to show the economic and political stability that makes it such an important regional financial center. Our investment strategy for the region has been to avoid almost completely the worst-hit economies, but we still have small positions in Hong Kong, Singapore, and Australia that we believe have good long-term potential.

Latin America

The stock markets of Latin America have been in a more somber mood this year. To some degree, because they still carry the emerging market label, they are affected when such markets generally perform poorly. However, fiscal reform in Brazil seemed to slow down earlier in the year although recent signs have been more encouraging. Indeed, the abolition of lifetime employment for civil servants was a significant achievement. The other key issue in Brazil was the large privatization program where Telebras, the national telecommunications company and a core holding for us, is playing a central role. We believe this program will provide more evidence that telecommunications is a growth business in Brazil and will confirm that Telebras looks inexpensive compared with similar companies throughout the world.

Sector Diversification

                                              12/31/97             6/30/98
--------------------------------------------------------------------------------

Services                                         26.0%               27.5%

Finance                                          19.0                20.9

Consumer Goods                                   20.4                19.0

Capital Equipment                                11.5                11.9

Energy                                           11.3                10.5

Materials                                         4.3                 3.9

Multi-industry                                    2.9                 2.3

Miscellaneous                                     0.1                 0.1

Reserves                                          4.5                 3.9
--------------------------------------------------------------------------------

Total                                            100.0%              100.0%

In Mexico the market was unexciting, but the economy itself made steady progress and inflation is in slow but steady decline. The immediate problem was a deterioration in the trade balance, partly caused by a weak oil price, but a lower peso should help matters here.


INVESTMENT POLICY AND OUTLOOK

European markets completed a spectacular first half as returns of 40% were not uncommon. Looking forward, we would not be surprised if high stock valuations and the negative backdrop provided by Asia restricted progress in the second half. Longer term, however, we believe supportive economic fundamentals and a sharpened focus by corporate management on shareholder value will enable these markets to rise further.

The outlook for Japan remains uncertain. Plans to restructure the financial system and support the economy sound encouraging, but as so often in the past, the reality may be less impressive than the plan. Japan's prospects are not enhanced by discouraging developments in the rest of Asia. Smaller economies in the region appear unable to trade their way out of difficulty and seem to favor the idea of inflating away their debt burdens. This is in distinct contrast to Latin America, where the economic fundamentals are more supportive and corporate attitudes much more shareholder friendly. With stock valuations in Latin America now at compelling levels, we are hopeful that these markets can decouple themselves from events in Asia and perform well over the balance of the year.

Respectfully submitted,

Martin G. Wade
President

July 24, 1998


Portfolio Highlights

Twenty-Five Largest Holdings

                                                Percent of
                                                Net Assets
                                                   6/30/98
--------------------------------------------------------------------------------

National Westminster Bank, United Kingdom              2.4%

Royal Dutch Petroleum, Netherlands                     2.2

SmithKline Beecham, United Kingdom                     2.0

Nestle, Switzerland                                    1.9

ING Groep, Netherlands                                 1.8

Wolters Kluwer, Netherlands                            1.8

Diageo, United Kingdom                                 1.5

Glaxo Wellcome, United Kingdom                         1.5

KBC Bankverzekerin Holding, Belgium                    1.5

Vivendi, France                                        1.3

Shell Transport & Trading, United Kingdom              1.3

Telebras, Brazil                                       1.3

UBS, Switzerland                                       1.2

Novartis, Switzerland                                  1.2

Pinault Printemps, France                              1.2

Kingfisher, United Kingdom                             1.1

Reed International, United Kingdom                     1.1

Telecom Italia, Italy                                  1.0

Total, France                                          1.0

Unilever, Netherlands                                  1.0

Canon, Japan                                           0.9

Astra, Sweden                                          0.9

Orkla, Norway                                          0.9

Sony, Japan                                            0.8

Roche Holdings, Switzerland                            0.8
--------------------------------------------------------------------------------

Total                                                 33.6%
--------------------------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


International Stock Portfolio

As of 6/30/98

                                                             Lipper
                                                             Variable
                                                             Annuity
                                                             Underlying
                     International                           International
                     Stock Portfolio     MSCI EAFE           Funds Average

3/31/94              10,000              10,000              10,000

6/30/94              10,100              10,518              10,064

6/30/95              10,574              10,723              10,547

6/30/96              12,341              12,181              12,349

6/30/97              14,491              13,787              14,697

6/30/98              15,222              14,667              16,214


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


International Stock Portfolio

Periods Ended 6/30/98

                                                  Since             Inception
                 1 Year        3 Years        Inception                  Date
--------------------------------------------------------------------------------

                  5.04%          12.91%           10.39%              3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price International Stock Portfolio
(Unaudited)

                             For a share outstanding throughout each period
                         -----------------------------------------------------

                         6 Months       Year                           3/31/94
                            Ended      Ended                                to
                          6/30/98   12/31/97   12/31/96   12/31/95    12/31/94

NET ASSET VALUE

Beginning of period      $  12.74   $  12.64   $  11.26   $  10.18   $  10.00

Investment activities

  Net investment income      0.15       0.12       0.09       0.07       0.06
  Net realized and
  unrealized gain (loss)     1.60       0.27*      1.55       1.06       0.12

  Total from
  investment activities      1.75       0.39       1.64       1.13       0.18

Distributions

  Net investment income      --        (0.12)     (0.17)     (0.05)      --
  Net realized gain          --        (0.06)     (0.09)      --         --
  In excess of net
  realized gain              --        (0.11)      --         --         --

  Total distributions        --        (0.29)     (0.26)     (0.05)      --

NET ASSET VALUE

End of period            $  14.49   $  12.74   $  12.64   $  11.26   $  10.18
                         -----------------------------------------------------

Ratios/Supplemental Data

Total return(C)            13.74%!     3.09%     14.70%     11.18%      1.80%

Ratio of expenses
to average net assets       1.05%!     1.05%      1.05%      1.05%      1.05%!

Ratio of net
investment income to
average net assets          2.19%!     1.10%      1.22%      1.47%      1.50%!

Portfolio turnover rate      8.5%      16.6%       9.7%      17.4%       4.6%!

Net assets,
end of period
(in thousands)           $472,362   $369,400   $210,746   $ 51,661   $  9,095

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments

T. Rowe Price International Stock Portfolio
June 30, 1998 (Unaudited)

                                             Shares/Par                  Value
                                                                  In thousands
--------------------------------------------------------------------------------

ARGENTINA  0.8%

Common Stocks  0.8%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD)                           13,148            $      240

Banco Frances del Rio ADR (USD)                 16,357                   375

Perez Companc (Class B)                         97,198                   488

Telefonica de Argentina
  (Class B) ADR (USD)                           27,020                   876

YPF Sociedad Anonima
  (Class D) ADR (USD)                           58,296                 1,753

Total Argentina (Cost $3,795)                                          3,732


AUSTRALIA  2.3%

Common Stocks  2.1%
AMP Limited                                     45,000                   528

Australian Gas Light Company                   117,151                   735

Brambles Industries                             29,000                   571

Broken Hill Proprietary                         87,222                   739

Colonial Limited *                             134,000                   406

Colonial Limited, New *                         14,600                     3

Commonwealth Bank of Australia                  74,391                   870

Fosters Brewing Group                          104,000                   245

GIO Australia Holding                           67,000                   172

Goodman Fielder                                239,000                   349

John Fairfax Holdings                          224,000                   390

Lend Lease                                      28,681                   581

National Australia Bank                         38,124                   504

News Corporation                               121,681                   996

Publishing & Broadcasting                      110,000                   475

Tabcorp Holdings                               111,000                   568

Telstra, Installment Receipts, 11/17/98        234,744                   603

Westpac Bank                                   139,000                   850

Woodside Petroleum                              84,000                   420

                                                                      10,005

Preferred Stocks  0.2%

News Corporation                               101,072                   718

Star City Holdings *                           348,800                   204

                                                                         922

Total Australia (Cost $10,792)                                        10,927


BELGIUM  2.2%

Common Stocks  2.2%

Dexia                                            3,996                   602

Fortis                                           7,168            $    1,831

Fortis, CVR, 6/30/01 *                           7,168                     0

Fortis, VVPR Strip *                             7,168                     0

Generale de Banque, VVPR Strip *                   113                     0

KBC Bankverzekerin Holding                      78,500                 7,029

UCB                                                173                   898

Total Belgium (Cost $4,894)                                           10,360


BRAZIL  2.8%

Common Stocks  0.3%

Brazil Fund (USD)                                1,700                    31

Centrais Geradoras do Sul
  (Class B) ADR (USD) *                            339                     2

Eletrobras                                  16,721,200                   492

Eletrobras ADR (USD)                             3,390                    50

Gerasul Centrais *                          16,721,200                    23

Pao de Acucar GDS (USD)                         16,460                   372

Telecomunicacoes de Sao Paulo *                 58,539                     9

Telecomunicacoes de
  Sao Paulo Celular *                           58,539                     2

Unibanco GDR (USD)                              18,802                   555

                                                                       1,536

Preferred Stocks & Rights  2.5%

Banco Bradesco                              52,879,646                   441

Banco Itau                                     734,070                   419

Brahma                                         753,640                   469

Brasmotor                                      320,560                    29

Cia Cimento Portland Itau                      469,150                    83

Cia Energetica Minas Gerais                 14,334,541                   446

Cia Energetica Minas Gerais
  ADR, Sponsored, Nonvoting (USD)               21,607                   681

Cia Tecidos Norte de Minas                     376,450                    57

Pao de Acucar GDS (USD)                          1,555                    35

Petrol Brasileiros                           7,149,069                 1,329

Telebras ADR (USD)                              54,363                 5,936

Telecomunicacoes de Minas
  Gerais (Class B)                           2,041,611                   142

Telecomunicacoes de Minas
  Gerais Celular (Class C) *                 2,041,611                    62

Telecomunicacoes de Minas
  Gerias, Rights, 7/22/98*                       1,255                     0

Telecomunicacoes de
  Sao Paulo                                  4,282,641                 1,007

Telecomunicacoes de
  Sao Paulo Celular *                        4,282,641                   356

Telecomunicacoes de
  Sao Paulo, Rights,
  7/8/98 *                                     204,025            $        3

Telecomunicacoes do
  Rio de Janeiro                             1,242,719                    94

Telecomunicacoes do
  Rio de Janeiro, Rights,
  7/9/98 *                                      11,208                     0

Telecomunicacoes do
  Rio de Janeiro Celular *                   1,242,719                    74

Unibanco, Units (Each unit
  consists of 1 preferred share
  and 1 Unibanco Holdings
  (Class B) share)                                 280                     0

                                                                      11,663

Total Brazil (Cost $12,336)                                           13,199


CANADA  0.2%

Common Stocks  0.2%

Alcan Aluminum                                  22,680                   624

Royal Bank of Canada                             7,660                   461

Total Canada (Cost $970)                                               1,085


CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (144a) (USD)                      12,826                   277

Compania Cervecerias
  Unidas ADS (USD)                               5,189                   110

Enersis ADS (USD)                                9,082                   222

Santa Isabel ADR (USD)                             426                     5

Total Chile (Cost $718)                                                  614


CHINA  0.2%

Common Stocks  0.2%

Huaneng Power International
  (Class N) ADR (USD) *                         56,500                   759

Total China (Cost $1,146)                                                759


CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                                   16,120                   223

Total Czech Republic (Cost $202)                                         223


DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                                  6,460            $      776

Tele Danmark (Class B)                           1,620                   156

Unidanmark (Class A)                             4,750                   427

Total Denmark (Cost $923)                                              1,359


FINLAND  0.4%

Common Stocks  0.4%

Nokia                                           27,260                 2,007

Total Finland (Cost $795)                                              2,007


FRANCE  10.6%

Common Stocks  10.6%

Accor                                            2,975                   833

Alcatel Alsthom                                 15,748                 3,206

AXA                                             22,089                 2,484

Canal Plus                                       4,300                   804

Carrefour                                        2,122                 1,343

Cie de St. Gobain                               12,120                 2,247

Credit Commercial de France                     16,795                 1,414

Danone                                           8,390                 2,313

Dexia France, Bearer                             2,958                   398

Dexia France, Registered 1999                    2,820                   380

Dexia France, Registered 2000                      409                    55

Elf Aquitaine                                   13,620                 1,915

GTM Entrepose                                    3,520                   366

L'Oreal                                          1,464                   814

Lafarge                                          6,770                   700

Lapeyre                                          6,870                   640

Legrand                                          3,690                   977

Pathe                                            1,977                   387

Pinault Printemps                                6,543                 5,476

STMicroelectronics *                             5,100                   362

Sanofi                                          20,003                 2,352

Schneider                                       34,622                 2,761

Societe Generale                                 9,014                 1,874

Sodexho Alliance                                15,148                 2,864

Television Francaise                            12,760                 1,978

Total (Class B)                                 35,798                 4,654

Vivendi                                         29,830                 6,370

Total France (Cost $34,877)                                           49,967


GERMANY  7.7%

Common Stocks & Warrants  7.0%

Allianz                                          7,490            $    2,498

Bayer                                           38,382                 1,988

Bayerische Hypotheken und
  Wechsel Bank                                  30,992                 1,966

Bayerische Vereinsbank                          23,896                 2,027

Bilfinger & Berger                              12,060                   414

Buderus                                            626                   312

Commerzbank                                     11,490                   438

Deutsche Bank                                   35,351                 2,991

Deutsche Telekom                                63,296                 1,734

Dresdner Bank                                   31,966                 1,728

Dresdner Bank, Warrants,
  4/30/02 *                                     22,091                   576

Gehe                                            53,001                 2,843

Hoechst                                         14,940                   752

Hornbach Baumarkt                                  690                    34

Mannesmann                                      33,360                 3,431

Rhoen Klinikum                                   7,650                   757

SAP                                              6,080                 3,692

Siemens                                         15,123                   924

Veba                                            45,500                 3,062

Volkswagen                                         914                   883

                                                                      33,050

Preferred Stocks  0.7%

Fielmann                                         1,562                    55

Fresenius                                        2,370                   449

Hornbach Holdings                                5,480                   501

SAP                                              3,280                 2,228

                                                                       3,233

Total Germany (Cost $27,131)                                          36,283


HONG KONG  1.1%

Common Stocks  1.1%

CLP Holdings                                   212,000                   966

Hang Seng Bank                                  72,000                   407

Henderson Land Development                     200,000                   660

Hong Kong and China Gas                        418,400                   475

Hong Kong Telecommunications                   371,200                   697

Hutchison Whampoa                              352,000                 1,858

Total Hong Kong (Cost $6,512)                                          5,063


INDIA  0.1%

Common Stocks  0.1%

Mahanagar Telephone
  GDR (USD) *                                   35,000            $      367

State Bank of India
  GDR (USD)                                     22,800                   270

Total India (Cost $741)                                                  637


ITALY  5.2%

Common Stocks  5.2%

Assicurazioni Generali                          52,480                 1,707

Banca Commerciale Italiana                      96,000                   574

Banca di Roma *                              1,101,000                 2,293

Credito Italiano                               598,601                 3,135

ENI                                            436,655                 2,863

Gucci Group (USD)                               12,409                   658

IMI                                             87,710                 1,382

Industrie Natuzzi ADR (USD)                     14,060                   366

Istituto Nazionale delle
  Assicurazioni                                318,000                   904

Italgas                                         86,000                   350

Mediolanum                                      46,259                 1,468

Rinascente                                      28,000                   279

Telecom Italia                                 655,550                 4,828

Telecom Italia Mobile                          608,784                 3,725

Total Italy (Cost $16,294)                                            24,532


JAPAN  15.2%

Common Stocks  15.2%

Advantest                                        7,700                   415

Alps Electric                                   68,000                   811

Amada                                           85,000                   415

Canon                                          189,000                 4,306

Citizen Watch                                   53,000                   439

Daifuku                                         17,000                    64

Daiichi Pharmaceutical                          81,000                 1,072

DaiNippon Screen
  Manufacturing                                107,000                   440

Daiwa House                                    111,000                   983

DDI                                                234                   817

Denso                                          179,000                 2,977

East Japan Railway                                 302                 1,424

Fanuc                                           24,200                   840

Fujitsu                                         40,000                   422

Hitachi                                        218,000                 1,427

Hitachi Zosen                                  130,000            $      211

Honda Motor                                     11,000                   393

Inax                                            39,000                   135

Ito-Yokado                                      50,000                 2,361

Kao                                             93,000                 1,439

Kokuyo                                          55,000                   935

Komatsu                                        115,000                   561

Komori                                          49,000                   934

Kuraray                                        126,000                 1,074

Kyocera                                         46,000                 2,256

Makita                                          72,000                   833

Marui                                          134,000                 2,006

Matsushita Electric Industrial                 192,000                 3,097

Mitsubishi                                     132,000                   821

Mitsubishi Heavy Industries                    573,000                 2,171

Mitsui Fudosan                                 279,000                 2,211

Murata Manufacturing                            56,000                 1,822

National House Industrial                       22,000                   169

NEC                                            308,000                 2,880

Nippon Telegraph & Telephone                       150                 1,248

Nomura Securities                              192,000                 2,243

Pioneer Electronic                              35,000                   671

Sangetsu                                        10,000                   129

Sankyo                                         131,000                 2,994

Sega Enterprises                                18,600                   322

Sekisui Chemical                               176,000                   904

Sekisui House                                  108,000                   840

Seven-Eleven Japan                              16,000                   956

Sharp                                           35,000                   284

Shin-Etsu Chemical                             105,000                 1,822

Shiseido                                        65,000                   741

Sony                                            46,200                 3,993

Sumitomo                                       211,000                 1,018

Sumitomo Electric Industries                   278,000                 2,821

Sumitomo Forestry                               70,000                   394

TDK                                             46,000                 3,410

Tokio Marine & Fire Insurance                   58,000                   598

Tokyo Electronics                               24,000                   738

Tokyo Steel Manufacturing                       39,700                   205

Toppan Printing                                104,000                 1,116

Uny                                             57,000                   928

Yurtec                                          10,000                    60

Total Japan (Cost $87,648)                                            71,596


MEXICO  1.6%

Common Stocks  1.6%

Cemex (Class B)                                 85,250            $      375

Cemex ADS (USD)                                 73,530                   542

Cemex ADS (144a) (USD)                          11,494                    85

Cifra (Class V) ADR (USD)                        4,881                    71

Femsa UBD (Represents 1 Class B,
  2 Series D (Class B) &
  2 Series D (Class L)
  shares) *                                     16,029                   502

Gruma (Class B) *                               80,766                   176

Gruma (Class B) ADS
  (144a) (USD) *                                17,757                   157

Grupo Financiero Banamex
  (Class B) *                                  114,455                   223

Grupo Financiero Banamex
  (Class L) *                                    1,486                     2

Grupo Financiero Bancomer (Class B)
  GDS (USD) *                                      820                     6

Grupo Financiero Bancomer
  (Class L)                                        607                     0

Grupo Industrial Maseca
  (Class B)                                    237,010                   173

Grupo Modelo (Class C)                          63,014                   535

Grupo Televisa ADR (USD) *                      17,845                   671

Kimberly-Clark Mexico
  (Class A)                                    163,512                   578

Panamerican Beverages (Class A)
  (USD)                                         29,980                   943

Telefonos de Mexico (Class L)
  ADR (USD)                                     42,246                 2,030

TV Azteca ADR (USD)                             26,200                   283

Total Mexico (Cost $7,567)                                             7,352


NETHERLANDS  10.8%

Common Stocks & Warrants  10.8%

ABN Amro Holdings                              100,152                 2,345

Ahold                                           41,161                 1,322

Akzo Nobel                                       2,416                   538

ASM Lithography Holding *                       49,970                 1,480

Baan Company (USD) *                            10,790                   386

CSM                                             38,121                 1,832

Elsevier                                       237,954                 3,594

Fortis Amev                                     44,700                 2,619

ING Groep                                      122,135                 8,003

ING Groep, Warrants, 3/15/01 *                  25,920            $      478

Koninklijke PTT Nederland                       12,134                   467

Numico                                          26,270                   823

Philips Electronics                             25,160                 2,117

Polygram                                        31,201                 1,593

Royal Dutch Petroleum                          185,040                10,268

TNT Post Groep                                  12,134                   310

Unilever                                        58,440                 4,640

Wolters Kluwer                                  60,400                 8,296

Total Netherlands (Cost $41,276)                                      51,111


NEW ZEALAND  0.2%

Common Stocks  0.2%

Fletcher Challenge Building                     84,706                   106

Fletcher Challenge Energy                       78,876                   189

Telecom Corporation
  of New Zealand                               138,000                   570

Telecom Corporation of
  New Zealand, Installment
  Receipts, 3/31/99                             41,000                    87

Total New Zealand (Cost $1,342)                                          952


NORWAY  1.6%

Common Stocks  1.6%

Bergesen (Class A)                               6,500                   124

Norsk Hydro                                     69,457                 3,058

Orkla                                          177,520                 4,146

Saga Petroleum (Class B)                        10,280                   146

Total Norway (Cost $6,671)                                             7,474


PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de
  Exportaciones (Class E) (USD)                  1,998                    61

Total Panama (Cost $98)                                                   61


PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                                  7,546                   111

Telefonica del Peru (Class B)                    7,030                    14

Telefonica del Peru (Class B) ADR
  (USD)                                          7,714                   158

Total Peru (Cost $313)                                                   283


PORTUGAL  0.5%

Common Stocks  0.5%

Jeronimo Martins                                47,375            $    2,276

Total Portugal (Cost $832)                                             2,276


RUSSIA  0.0%

Common Stocks  0.0%

Lukoil ADR (USD)                                 2,260                    74

Rao Gazprom ADS (USD)                           16,370                   181

Total Russia (Cost $458)                                                 255


SINGAPORE  0.1%

Common Stocks  0.1%

Singapore Press                                 52,085                   349

Singapore Telecommunications                   192,000                   274

Total Singapore (Cost $1,061)                                            623


SOUTH KOREA  0.0%

Common Stocks  0.0%

Samsung Electronic                               7,568                   234

Total South Korea (Cost $635)                                            234


SPAIN  2.9%

Common Stocks  2.9%

Argentaria Banca de Espana                      49,540                 1,111

Banco Bilbao Vizcaya                            18,640                   957

Banco Popular Espanol                           12,308                 1,050

Banco Santander                                113,814                 2,913

Empresa Nacional de
  Electricidad                                  63,208                 1,383

Gas Natural                                     13,897                 1,004

Iberdrola                                       78,840                 1,280

Repsol                                          18,628                 1,024

Telefonica de Espana                            57,828                 2,674

Telefonica de Espana, New *                      5,257                   243

Total Spain (Cost $8,643)                                             13,639


SWEDEN  3.6%

Common Stocks  3.6%

ABB (Class A)                                   85,130                 1,206

Astra (Class B)                                214,293                 4,272

Atlas Copco (Class B)                           49,390                 1,347

Electrolux (Class B)                           130,000                 2,233

Esselte (Class B)                                9,700                   225

Granges                                          7,430                   136

Hennes and Mauritz                              56,740            $    3,621

Nordbanken Holding                             372,024                 2,729

Sandvik (Class A)                                6,010                   166

Sandvik (Class B)                               43,970                 1,207

Scribona (Class B)                               2,670                    32

Total Sweden (Cost $12,242)                                           17,174


SWITZERLAND  6.6%

Common Stocks  6.6%

ABB                                              1,452                 2,148

Adecco                                           5,897                 2,664

Credit Suisse Group                             12,530                 2,792

Nestle                                           4,097                 8,782

Novartis                                         3,298                 5,497

Roche Holdings                                     396                 3,895

UBS                                             15,073                 5,614

Total Switzerland (Cost $22,726)                                      31,392


THAILAND  0.1%

Common Stocks  0.1%

Thai Farmers Bank                              317,000                   280

Total Thailand (Cost $743)                                               280


UNITED KINGDOM  18.7%

Common Stocks  18.7%

Abbey National                                 156,000                 2,777

Asda Group                                     503,000                 1,728

BG                                             163,823                   948

British Petroleum                              135,000                 1,975

Cable & Wireless                               315,000                 3,829

Cadbury Schweppes                              211,860                 3,283

Caradon                                        379,700                 1,167

Centrica *                                     153,000                   260

Compass Group *                                208,000                 2,393

David S. Smith                                 185,000                   596

Diageo                                         603,280                 7,172

Electrocomponents                              117,000                   918

GKN *                                           40,000                   510

Glaxo Wellcome                                 236,000                 7,093

Heywood Williams Group                          33,000                   144

Hillsdown Holdings                              72,000                   196

John Laing (Class A)                            72,000                   475

Kingfisher                                     329,000                 5,312

Ladbroke Group                                 226,000                 1,241

National Westminster Bank                      628,000            $   11,230

Rank Group                                     254,000                 1,395

Reed International                             561,000                 5,077

Rio Tinto                                      158,000                 1,781

Rolls Royce                                    124,480                   514

Safeway                                        292,500                 1,917

Shell Transport & Trading                      846,500                 5,965

SmithKline Beecham                             763,600                 9,307

Tesco                                          247,000                 2,435

Tomkins                                        642,500                 3,489

United News & Media                            234,000                 3,274

Total United Kingdom (Cost $68,120)                                   88,401


VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima Nacional
  Telefonos de Venezuela
  (Class D) ADR (USD)                           10,690                   267

Total Venezuela (Cost $351)                                              267


UNITED STATES  3.4%

Money Market Funds  3.4%

Reserve Investment Fund,
  5.69% #                                   16,055,951                16,056

Total United States (Cost $16,056)                                    16,056

Total Investments in Securities

99.5% of Net Assets (Cost $398,908)                               $  470,173

Other Assets Less Liabilities                                          2,189

NET ASSETS                                                        $  472,362
                                                                  ----------

    *   Non-income producing
    #   Seven-day yield
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.1% of net assets.
  ADR   American depository receipt
  ADS   American depository share
  CVR   Contingent Value Right
  GDR   Global depository receipt
   GDS  Global depository share
  VVPR  Entitles holders to a reduced rate of foreign withholding tax
   USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities

T. Rowe Price International Stock Portfolio
June 30, 1998 (Unaudited)
In thousands

Assets

Investments in securities, at value (cost $398,908)                $470,173
Securities lending collateral pool                                   31,472
Other assets                                                          3,397

Total assets                                                        505,042

Liabilities

Securities lending collateral                                        31,472
Other liabilities                                                     1,208

Total liabilities                                                     32,680

NET ASSETS                                                         $ 472,362
                                                                   --------

Net Assets Consist of:

Accumulated net investment income-
net of distributions                                               $   4,736

Accumulated net realized gain/loss-
net of distributions                                                  (9,847)

Net unrealized gain (loss)                                            71,258

Paid-in-capital applicable to 32,592,012
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         406,215

NET ASSETS                                                         $ 472,362
                                                                   ---------

NET ASSET VALUE PER SHARE                                          $   14.49
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income

  Dividend (net of foreign taxes of $822)                          $   6,332
  Interest                                                               677

  Total income                                                         7,009

Expenses

  Investment management and administrative                             2,272

Net investment income                                                  4,737

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                          (6,608)
  Foreign currency transactions                                         (138)

  Net realized gain (loss)                                            (6,746)

Change in net unrealized gain or loss

  Securities                                                          54,703
  Other assets and liabilities
  denominated in foreign currencies                                        7

  Change in net unrealized gain or loss                               54,710

Net realized and unrealized gain (loss)                               47,964

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  52,701
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $      4,737         $      3,342
  Net realized gain (loss)                          (6,746)               1,706
  Change in net unrealized
  gain or loss                                      54,710                 (778)

  Increase (decrease) in
  net assets from operations                        52,701                4,270

Distributions to shareholders

  Net investment income                               --                 (3,394)
  Net realized gain                                   --                 (1,814)
  In excess of net realized gain                      --                 (2,994)

  Decrease in net assets
  from distributions                                  --                 (8,202)

Capital share transactions*

  Shares sold                                      112,637              188,544
  Distributions reinvested                            --                  8,202
  Shares redeemed                                  (62,376)             (34,160)

  Increase (decrease) in
  net assets from capital
  share transactions                                50,261              162,586

Net Assets

Increase (decrease) during period                  102,962              158,654
Beginning of period                                369,400              210,746

End of period                                 $    472,362         $    369,400
                                              ---------------------------------

*Share information
  Shares sold                                        7,996               14,258
  Distributions reinvested                            --                    646
  Shares redeemed                                   (4,406)              (2,579)

  Increase (decrease)
  in shares outstanding                              3,590               12,325

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price International Stock Portfolio
June 30, 1998 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At June 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Col-lateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 1998, the value of loaned securities was $30,411,000; aggregate collateral consisted of $31,472,000 in the securities lending collateral pool and U.S. Treasury securities valued at $243,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $88,558,000 and $35,381,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $398,908,000, and net unrealized gain aggregated $71,265,000, of which $99,473,000 related to appreciated investments and $28,208,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming Inter-national, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $373,000 was payable at June 30, 1998. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund. The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees.

Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $599,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended June 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $4,726,000 with certain affiliates of the manager and paid commissions of $9,000 related thereto.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP653 (6/98)                                             K15-056  6/30/98